Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 13 — Commitments and Contingencies

Contingencies

Occasionally, the Group is a party to certain legal cases arising in the ordinary course of business. The Group accrues loss contingency associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. In the first half of 2024, a client (the “Plaintiff”) filed a statement of claim with the High Court of Hong Kong claiming an amount of HK$91,599,433 (approximately US$11,730,000), which LBL, a subsidiary of the Company has failed to transfer the said sum under the Plaintiff’s securities account to the plaintiff (the “Civil Case”). In July 2024, LBL filed a defense with the High Court of Hong Kong to dispute the claim and stated no outstanding sum owed to the Plaintiff. The Civil Case is currently in early stage and LBL will continue to vigorously defend against the case. The Group’s management does not expect it is probable that the disposition of such claim will have a material adverse impact on the Group’s consolidated financial position, results of operations and cash flows. Among the amount claimed, the Group recorded in “Accrued expenses and other payables” a balance of approximately $2,663,000 (HK$20,791,761) as of December 31, 2024, resulting from an investment profits sharing agreement with the Plaintiff, as the transaction is in dispute. As of December 31, 2025, such amount was reclassified to “other non-current liabilities” in a balance of approximately $2,671,000 as the Company assessed the case would not be resolved in a year.